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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 1, 2002
(Date of earliest event reported)

Commission file number: 1-7293

TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada (State or Incorporation)	95-2557091 (I.R.S. Employer Identification No.)

3820 State Street
Santa Barbara, California 93105
(Address of principal executive offices, including zip code)

(805) 563-7000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 5. Other Events.

        On November 1, 2002, Tenet Healthcare Corporation, a Nevada corporation (the "Company"), issued two press releases. The first press release announced that the Company will host a conference call to discuss the previously announced investigation involving two physicians who practice at Redding Medical Center, which is owned by a Tenet subsidiary. A copy of the press release is attached hereto as Exhibit 99.1. The second press release clarified that the purpose of the Company's conference call is to respond to investor questions about recent events and not to announce new negative news. A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 7. Financial Statements, Pro Forma Financial Statements And Exhibits.

  (c)
  Exhibits

Exhibit No.	Description

99.1	Press release dated November 1, 2002, "Tenet Healthcare to Host Conference Call"
99.2	Press release dated November 1, 2002, "Tenet Healthcare Clarifies Purpose of Conference Call"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION
	By:	/s/ DAVID L. DENNIS David L. Dennis Chief Corporate Officer and Chief Financial Officer Office of the President

Date: November 1, 2002

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated November 1, 2002, "Tenet Healthcare to Host Conference Call"
99.2	Press release dated November 1, 2002, "Tenet Healthcare Clarifies Purpose of Conference Call"

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  ITEM 5. Other Events.
  ITEM 7. Financial Statements, Pro Forma Financial Statements And Exhibits.